UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 2004.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                      333-74992                 98-0351859
           ------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

1285 W. Pender St., Suite 110, Vancouver, British Columbia, Canada      V6E 4B1
------------------------------------------------------------------      -------
             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
------------------------------------------------------

On July 6, 2004, Magnus International Resources Inc. ("Magnus") and Yunnan Province Nuclear Industry Brigade 209 ("Team 209") entered into a formal cooperative joint venture contract (the "Agreement") to form a new co-operative joint venture company, Long Teng Mining Ltd., a Chinese corporation, to carry out minerals exploration and development in an 83.29 square kilometre area of Huidong County in Sichuan Province, China.

Before the Agreement was approved by the Chinese Government, some changes were made to the Agreement by mutual agreement of the parties in the interest of speeding up government approval and improving the overall agreement. Since the formal signing of the Agreement on July 6, 2004, another property has been added for exploration as an addendum to the Agreement. In addition to the 83.29 square kilometer area of Huidong County in Sichuan Province, China, contained in the original Agreement, a 44.02 square kilometer area of Luquan County of the Dasongshu district of Yunnan Province, China has been added for exploration by the joint venture company (both properties are collectively referred to as the "Properties"). The Properties are both located in the immediate vicinity of Southwestern Resources Corporation's Boka gold project in Yunnan Province, China (the Yunnan property is located to the West of the Boka property, while the Sichuan property is directly across the Jinsha River to the northwest from the Boka property). Furthermore, Magnus will be paying Team 209 the equivalent of $750,000 in Magnus stock (increased from $500,000 under the original agreement) within 15 days of the government approval of the joint venture company's business license and the successful transfer of all exploration permits for the Properties to the joint venture company. Otherwise, the major terms of the Agreement remain as they were under the formal cooperative joint venture agreement signed July 6, 2004.

As of September 30, 2004, the Agreement, with the above changes, was approved by the Chinese government and a business license for the joint venture company, Long Teng Mining Ltd., was issued.

The operations of the joint venture company will be managed under the control of Magnus. Magnus is to contribute US$5,000,000 as an equity investment into the joint venture company and Team 209 is responsible for transferring certain gold and copper exploration permits on the Properties to the joint venture company. Upon the capital contribution by Magnus and the transfer of the exploration permits by Team 209, Magnus will own 90% and Team 209 will own 10% of the joint venture company. With respect to the US$5,000,000 equity investment into the joint venture company by Magnus, Magnus is required to contribute not less than US$460,000 within three months after the issuance of the joint venture company business license; US$1,000,000 within twenty four (24) months after the issuance of the joint venture company business license; US$1,550,000 within thirty-six
(36) months after the issuance of the joint venture company business license; and based on the results of the exploration by the joint venture company, if required, an additional US$1,990,000 within forty-eight (48) months after the issuance of the joint venture company business license. The capital contribution by Magnus is subject to certain conditions precedent being satisfied. If further funding is required for carrying out more exploration and development activities, Magnus will be responsible for providing such funding, however, Team 209 will remain a 10% owner of the joint venture company.


ITEM 8.01.  OTHER EVENTS
------------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Press Release dated October 5, 2004.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2004

                                            MAGNUS INTERNATIONAL RESOURCES INC.


                                            By:      /s/ Graham Taylor
                                               ---------------------------------
                                            Name:    Graham Taylor
                                            Title:   President



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                                  EXHIBIT INDEX


Number       Exhibit                                    Sequential Page Number
------       -------                                    ----------------------
 99.1        Press Release dated October 5, 2004                  6